Exhibit 10.16

SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND LIEN CREDIT AGREEMENT (the “Agreement”) dated as of December 23, 2014 (the “Second Amendment Effective Date”) is entered into among SynCardia Systems, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and Cantor Fitzgerald Securities, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Second Lien Credit Agreement dated as of December 13, 2013 (as amended or modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that, and the Lenders have agreed to, amend certain provisions of the Credit Agreement as more fully set forth herein; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Reaffirmation. The Borrower acknowledges and reaffirms (a) that it is bound by all of the terms of the Loan Documents to which it is a party and (b) that it is responsible for the observance and full performance of all Obligations, including without limitation, the repayment of the Loans and interest and prepayment premiums thereon and fees with respect thereto. Furthermore, the Borrower acknowledges and confirms (x) that the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Loan Documents and (y) that by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Loan Documents or any of their rights or remedies under such Loan Documents or any applicable law or any of the obligations of the Loan Parties thereunder.

2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Section 7.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

(a) as soon as available, and in any event within one hundred and twenty (120) days after the end of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such fiscal year (and setting forth detail for each fiscal quarter of such fiscal year), setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and, for each opinion delivered for each fiscal year ending after December 31, 2014, shall not be subject to any “going concern” or like qualification or exception or, for all such opinions, any qualification or exception as to the scope of such audit;”

(b) Section 7.03(g) of the Credit Agreement is deleted in its entirety and amended to read as follows:

“(g) Notify the Administrative Agent and each Lender, at least five (5) Business Days in advance, of (i) the payment of any fees, expenses or other amounts (other than, for the avoidance of doubt, payments under the Loan Documents and payments under the First Lien Loan Documents) by the Borrower or any Subsidiary in an aggregate amount (including all amounts with respect to the facts and circumstances underlying such payment) in excess of $100,000 or (ii) the Borrower or any Subsidiary becoming bound by any Contractual Obligation which requires, or otherwise incurring any obligation to, make payments in an aggregate amount in excess of $100,000.”

(c) Section 7.20 of the Credit Agreement is deleted in its entirety to read as follows:

“Section 7.20 [Reserved].”

3. Release. As a material part of the consideration for Administrative Agent and the Lenders entering into this Agreement, the Borrower agrees as follows (the “Release Provision”):

(a) By its signature below, the Borrower hereby agrees that the Administrative Agent, the Lenders, each of their respective Affiliates and each of the foregoing Persons’ respective officers, managers, members, directors, partners, agents and employees, and their respective successors and assigns (hereinafter all of the above collectively referred to as the “Lender Group”), are irrevocably and unconditionally released, discharged and acquitted from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act under or otherwise arising in connection with the Loan Documents on or prior to the date hereof.

(b) The Borrower hereby acknowledges, represents and warrants to the Lender Group that:

(i) it has read and understands the effect of the Release Provision. The Borrower has had the assistance of independent counsel of its own choice, or has had the opportunity to retain such independent counsel, in reviewing, discussing, and considering all the terms of the Release Provision; and if counsel was retained, counsel for the Borrower has read and considered the Release Provision and advised the Borrower with respect to the same. Before execution of this Agreement, the Borrower has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of the Release Provision.

(ii) the Borrower is not acting in reliance on any representation, understanding, or agreement not expressly set forth herein. The Borrower acknowledges that the Lender Group has not made any representation with respect to the Release Provision except as expressly set forth herein.

(iii) the Borrower has executed this Agreement and the Release Provision thereof as its free and voluntary act, without any duress, coercion, or undue influence exerted by or on behalf of any person.

(iv) the Borrower is the sole owner of the claims released by the Release Provision, and the Borrower has not heretofore conveyed or assigned any interest in any such claims to any other Person.

(c) The Borrower understands that the Release Provision was a material consideration in the agreement of the Administrative Agent and the Lenders to enter into this Agreement. The Release Provision shall be in addition to any rights, privileges and immunities granted to the Administrative Agent and the Lenders under the Loan Documents.

4. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) the receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower and the Lenders and acknowledged by the Administrative Agent;

(b) payment, by the Borrower, of all outstanding fees, costs and expenses of counsel to the Lenders and the Administrative Agent incurred in drafting, negotiating and consummating the transactions contemplated by this Agreement or currently outstanding under the Loan Documents; and

(c) the Borrower shall have entered into an amendment of the First Lien Credit Agreement making corresponding changes to the modifications contained in this Agreement (in form and substance satisfactory to the Administrative Agent and each of the Lenders).

5. Miscellaneous.

(a) The Credit Agreement, as modified hereby, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) The Borrower hereby represents and warrant as follows:

(i) it has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) this Agreement has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) no consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Agreement.

(c) The Borrower represents and warrants to the Administrative Agent and the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, if any such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes (A) a Default or an Event of Default or (B) an Event of Non-Compliance under the Warrants.

(d) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(e) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(f) Direction. The Lenders party hereto hereby direct and authorize the Administrative Agent, pursuant to Section 10.03 of the Credit Agreement, to execute and deliver the Agreement (the foregoing, the “Direction”). The Lenders party hereto acknowledge and affirm their obligations under Section 10.03 of the Credit Agreement to hold harmless and indemnify the Administrative Agent in connection with the Direction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	SYNCARDIA SYSTEMS, INC.,
a Delaware corporation

	By:	/s/ Michael Garippa

	Name:	Michael Garippa
	Title:	Chief Executive Officer

[Second Amendment to Syncardia Second Lien Credit Agreement]

LENDERS:	ATHYRIUM OPPORTUNITIES FUND (A) LP,
a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

		By:	/s/ Andrew Hyman

		Title:	Senior Vice President

		Date:	12/22/14

ATHYRIUM OPPORTUNITIES FUND (B) LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

		By:	/s/ Andrew Hyman

		Title:	Senior Vice President

		Date:	12/22/14

SWK FUNDING LLC, a Delaware limited liability company

By: SWK HOLDINGS CORPORATION, its sole Manager

By:
Title:
Date:

[Second Amendment to Syncardia Second Lien Credit Agreement]

LENDERS:	ATHYRIUM OPPORTUNITIES FUND (A) LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

By:
Title:
Date:

ATHYRIUM OPPORTUNITIES FUND (B) LP, a Delaware limited partnership

By: ATHYRIUM OPPORTUNITIES ASSOCIATES LP, its General Partner

By: ATHYRIUM OPPORTUNITIES ASSOCIATES GP LLC, the General Partner of Athyrium Opportunities Associates LP

By:
Title:
Date:

SWK FUNDING LLC, a Delaware limited liability company

By: SWK HOLDINGS CORPORATION, its sole Manager

	By:	/s/ Winston L. Black III
	Title:	Managing Director
	Date:	12/22/14

[Second Amendment to Syncardia Second Lien Credit Agreement]

ACKNOWLEDGED AND AGREED:

ADMINISTRATIVE AGENT:	CANTOR FITZGERALD SECURITIES

	By:	/s/ James Bond
	Title:	Chief Operating Officer
Date:

[Second Amendment to Syncardia Second Lien Credit Agreement]